UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2006

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Street, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 24, 2006, Hologic, Inc. (“Hologic”) issued a press release announcing that each of it and Suros Surgical Systems, Inc. have received from the Federal Trade Commission (“FTC”) a request for additional information (commonly referred to as a “second request”) pursuant to the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), in connection with Hologic’s pending acquisition of Suros.

In the same press release, Hologic also announced that it has received notification from the FTC that the United States Department of Justice and the FTC have granted early termination of the HSR waiting period in connection with Hologic’s pending acquisition of R2 Technology, Inc.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d) Exhibits.

The following Exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Hologic, Inc. dated May 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2006

HOLOGIC, INC.

By:  /s/    Glenn P. Muir

        Glenn P. Muir, Chief Financial Officer,

        Executive Vice President, Finance and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Hologic, Inc. dated May 24, 2006.